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                                                                 EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

                 We consent to the incorporation by reference in this Registration Statement on Form S-8 and related Offering Circular pertaining to the Brooks Fiber Properties, Inc. 1993 Stock Option Plan and the Brooks Telecommunications Corporation 1993 Stock Option Plan of our report dated February 29, 1996 relating to the consolidated financial statements of City Signal, Inc. incorporated herein by reference.

                                          /S/ BDO SEIDMAN, LLP

                                          BDO SEIDMAN, LLP

Grand Rapids, Michigan
May 6, 1996